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                                      AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

                                                CERTIFICATE OF CORRECTION
                                                TO ARTICLES SUPPLEMENTARY

         AMERICAN CENTURY CAPITAL PORTFOLIOS,  INC., a Maryland  corporation whose principal Maryland office is located in
Baltimore,  Maryland  (the  "Corporation"),  hereby  certifies  to the State  Department  of  Assessments  and Taxation of
Maryland that:

         1. This  Certificate  of  Correction  is filed to correct a  typographical  error in the  Corporation's  Articles
Supplementary.

         2.   Said Articles Supplementary were filed by the Corporation on September 10, 2007.

         3.   Article NINTH  requiring correction as previously filed is as follows:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value
        Equity Income Fund              Investor                   1,500,000,000               $15,000,000
                                        Institutional                240,000,000                 2,400,000
                                        R                             20,000,000                   200,000
                                        B                             20,000,000                   200,000
                                        A                            475,000,000                 4,750,000
                                        C                             50,000,000                   500,000

        Value Fund                      Investor                   1,250,000,000               $12,500,000
                                        Institutional                125,000,000                 1,250,000
                                        R                             20,000,000                   200,000
                                        C                             20,000,000                   200,000
                                        A                          1,500,000,000                1,5000,000
                                        B                             20,000,000                   200,000

        Real Estate Fund                Investor                     125,000,000                $1,250,000
                                        Institutional                 50,000,000                   500,000
                                        A                             50,000,000                   500,000
                                        C                             20,000,000                   200,000
                                        R                             20,000,000                   200,000
                                        B                             20,000,000                   200,000

       Small Cap Value Fund             Investor                     500,000,000                $5,000,000
                                        Institutional                150,000,000                 1,500,000
                                        R                             50,000,000                   200,000
                                        Advisor                      150,000,000                 1,500,000
                                        C                             20,000,000                   200,000

       Equity Index Fund                Investor                     150,000,000                $1,500,000
                                        Institutional                500,000,000                 5,000,000

       Mid Cap Value Fund               Investor                      75,000,000                $  750,000
                                        Institutional                 20,000,000                   200,000
                                        Advisor                       20,000,000                   200,000
                                        R                             20,000,000                   200,000


                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

       Large Company Value Fund         Investor                     550,000,000                $5,500,000
                                        Institutional                200,000,000                 2,000,000
                                        C                             50,000,000                   500,000
                                        R                             20,000,000                   200,000
                                        A                            150,000,000                 1,500,000
                                        Advisor                      150,000,000                 1,500,000
                                        B                             20,000,000                   200,000

       NT Large Company Value Fund      Institutional                 30,000,000                  $300,000

       NT Mid Cap Value Fund            Institutional                 30,000,000                  $300,000

4.         The above  Article  NINTH is hereby  amended by deleting  the text thereof in their  entirety and  inserting in lieu therefor the following:

                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value
        Equity Income Fund              Investor                   1,500,000,000               $15,000,000
                                        Institutional                240,000,000                 2,400,000
                                        R                             20,000,000                   200,000
                                        B                             20,000,000                   200,000
                                        A                            475,000,000                 4,750,000
                                        C                             50,000,000                   500,000

        Value Fund                      Investor                   1,250,000,000               $12,500,000
                                        Institutional                125,000,000                 1,250,000
                                        R                             20,000,000                   200,000
                                        C                             20,000,000                   200,000
                                        A                            150,000,000                 1,500,000
                                        B                             20,000,000                   200,000

        Real Estate Fund                Investor                     125,000,000                $1,250,000
                                        Institutional                 50,000,000                   500,000
                                        A                             50,000,000                   500,000
                                        C                             20,000,000                   200,000
                                        R                             20,000,000                   200,000
                                        B                             20,000,000                   200,000

       Small Cap Value Fund             Investor                     500,000,000                $5,000,000
                                        Institutional                150,000,000                 1,500,000
                                        Advisor                      150,000,000                 1,500,000
                                        C                             40,000,000                   400,000

       Equity Index Fund                Investor                     150,000,000                $1,500,000
                                        Institutional                500,000,000                 5,000,000



                                                                     Number of
                                                                     Shares                      Aggregate
         Series Name                    Class Name                   Allocated                   Par Value

       Mid Cap Value Fund               Investor                      75,000,000                $  750,000
                                        Institutional                 20,000,000                   200,000
                                        Advisor                       20,000,000                   200,000
                                        R                             20,000,000                   200,000

       Large Company Value Fund         Investor                     550,000,000                $5,500,000
                                        Institutional                200,000,000                 2,000,000
                                        C                             50,000,000                   500,000
                                        R                             20,000,000                   200,000
                                        A                            150,000,000                 1,500,000
                                        Advisor                      150,000,000                 1,500,000
                                        B                             20,000,000                   200,000

       NT Large Company Value Fund      Institutional                 30,000,000                  $300,000

       NT Mid Cap Value Fund            Institutional                 30,000,000                  $300,000

                  IN  WITNESS  WHEREOF,  AMERICAN  CENTURY  CAPITAL  PORTFOLIOS,  INC.  has  caused  this  Certificate  of
Correction to the Articles  Supplementary  to be signed and  acknowledged in its name and on its behalf by its Senior Vice
President and attested to by its Assistant Secretary on this 18th day of September, 2007.

                                                     AMERICAN CENTURY CAPITAL
                                                       PORTFOLIOS, INC.

ATTEST:

/s/ Otis H. Cowan                           /s/ Charles A. Etherington
Name:  Otis H. Cowan                        Name:   Charles A. Etherington
Title:   Assistant Secretary                Title:      Senior Vice President


         THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY  CAPITAL  PORTFOLIOS,  INC., who executed on behalf of said
Corporation  the  foregoing  Certificate  of  Correction  to the  Articles  Supplementary  to the  Charter,  of which this certificate  is made a part,  hereby  acknowledges,  in the  name of and on  behalf  of said  Corporation,  the  foregoing
Certificate of Correction to the Articles  Supplementary to the Charter to be the corporate act of said  Corporation,  and further  certifies  that, to the best of his knowledge,  information  and belief,  the matters and facts set forth therein with respect to the approval thereof are true in all material respects under the penalties of perjury.


Dated:  September 18, 2007                           /s/ Charles A. Etherington
                                                     Charles A. Etherington

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